UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2012

QUADRANT 4 CORPORATION
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

033-42498	65-0254624
(Commission File Number)	(IRS Employer Identification Number)

2850 Golf Road, Suite 405, Rolling Meadows, Illinois, 60008
(Address of principal executive offices)

(732) 798-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4:	FINANCIAL INFORMATION
ITEM 4.01:	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Termination of Engagement of Prior Firm.

On June 15, 2012, the Board of Directors of Quadrant 4 Corporation (the “Company”), at the direction of its Audit Committee, terminated the engagement of Rosen Seymour Shapps Martin, LLP, (“RSSM”) as the Company’s independent registered public accounting firm. RSSM was engaged on March 19, 2012 to complete the audit of the Company’s consolidated financial statements for the year ended December 31, 2011. From  March 19, 2012 through June 15, 2012, the Company has not had any disagreements with RSSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to RSSM’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such year. From March 19, 2012 through June 15, 2012, there were no reportable events, as defined in Item 304(a) (1) (v) of Regulation S-K.

The Company has provided RSSM with a copy of the disclosures it is making in response to this Item 4.01 and has requested that it furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.  As of the date of this Current Report, RSSM has not furnished the Company with this letter.  Upon receipt of such a letter, the Company will amend and supplement this Current Report.

Engagement of New Firm.

Effective on June 15, 2012 (the “Engagement Date”), the Company engaged Sassetti, LLC, (“Sassetti”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2011.  The engagement of Sassetti as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors, acting on the recommendation of its Audit Committee.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Sassetti regarding either: the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Sassetti concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

Financial statements of business acquired – Not required;

Pro forma financial information – Not required;

Shell Company Transactions – Not required;

Exhibits – Not yet available

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	QUADRANT 4 SYSTEMS CORPORATION

June 18, 2012	By:	/s/ Dhru Desai
Dhru Desai
Chief Financial Officer